Expropriation of Brisas Project by Venezuela and Related Arbitration: (Details Text) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Full markert value of claim including interest	$ 2,100
Accumulated interest in claim	400
Bonus percentage first 200 million	1.00%
Bonus percentage thereafter	5.00%
Pool for initial bonus rate	$ 200
Maximum aggregate amount of proceeds actually received by company receivable to each note holder	5.468%